Exhibit 10.155

Supplemental Agreement No. 27

to

Purchase Agreement No. 1980

between

The Boeing Company

and

AMERICAN AIRLINES, INC

Relating to Boeing Model 777 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of OCT. 10, 2011, (SA-27) by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington, (Boeing) and American Airlines, Inc. (Customer);

RECITALS:

WHEREAS, Boeing and Customer entered into Purchase Agreement No. 1980 dated as of October 31, 1997, as amended and supplemented (capitalized terms used herein without definition shall have the meanings specified therefor in such Purchase Agreement) relating to Boeing Model 777 aircraft (the Purchase Agreement); and

WHEREAS, Customer has requested, and Boeing has agreed to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

NOW THEREFORE, In consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.	Table of Contents:

The “Table of Contents” to the Purchase Agreement is deleted in its entirety and a revised “Table of Contents”, attached hereto, and identified with an “SA-27” legend, is substituted in lieu thereof to reflect the changes made by this SA-27.

2.	Letter Agreement No. 6-1162-AKP-110R3:

Attachment C entitled Information Regarding QADP Rights to Letter Agreement No. 6-1161-AKP-110R3 entitled Aircraft Purchase Rights and Substitution Rights is deleted in its entirety and revised Attachment C, attached hereto, is substituted in lieu thereof to set forth the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

P.A. No. 1980	i	SA-27

BOEING PROPRIETARY

For avoidance of doubt, the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

EXPIRATION. This SA-27 is valid through October 10, 2011, at which time it will expire if not executed by both parties hereto.

The Purchase Agreement will be deemed to be amended to the extent provided herein and as so amended will continue in full force and effect. In the event of any inconsistency between the above provisions and the provisions contained in the referenced exhibits to this Supplemental Agreement, the terms of the exhibits will control.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AMERICAN AIRLINES, INC.

By:

Name:	Christopher L. Odegard	Name:

BEVERLY K. GOULET VP CORPORATE DEVELOPMENT AND TREASURER

Its:	Attorney-In-Fact	Its:

P.A. No. 1980	ii	SA-27

BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		PAGE & SA NUMBER
1.	Quantity, Model and Description	1, SA-20
2.	Delivery Schedule	1, SA-20
3.	Price	1, SA-20
4.	Payment	2, SA-20
5.	Miscellaneous	2, SA-20

TABLE		SA NUMBER
1.

777-200ER Aircraft Information Table: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Airframe Base Year
Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Engine Base Year

Original Purchase Agreement, SA-3, SA-17, SA-18 & SA-26

1-1.

777-200IGW Aircraft Information Table: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Airframe & Engine Base Year

SA-1

1-2.

777-200IGW Aircraft Information Table: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Airframe & Engine Base Year

SA-2 & SA-6

P.A. No. 1980		SA-27
Table of Contents, Page i	BOEING PROPRIETARY

1-3.

777-200IGW Aircraft Information Table: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Airframe Base Year
Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Engine Base Year

SA-4, SA-5, SA-6, SA-7 & SA-9

1-4.

777-200IGW Aircraft Information Table: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Airframe Base Year
Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Engine Base Year

SA-5, SA-6 & SA-9

1-5.

777-223IGW Aircraft Information Table: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Airframe Base Year
Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Engine Base Year

SA-10, SA-11, SA-12 & SA-15

1-6.

777-200IGW Aircraft Information Table: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Airframe Base Year

SA-13

P.A. No. 1980		SA-27
Table of Contents, Page ii	BOEING PROPRIETARY

Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Engine Base Year

1-7.	777-323ER Substitute Aircraft Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Base Year	SA-25 & SA-26

TABLE		SA NUMBER
2.

777-223IGW Aircraft Information Table: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Airframe Base Year
Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Engine Base Year

SA-15 & SA-16

3.

777-223IGW Aircraft Information Table: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Airframe Base Year [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Engine Base Year

SA-15 & SA-16

P.A. No. 1980		SA-27
Table of Contents, Page iii	BOEING PROPRIETARY

EXHIBIT		SA NUMBER

A.	Aircraft Configuration

A1.	Aircraft Configuration – 777-323ER	SA-20

B.	Aircraft Delivery Requirements and Responsibilities	SA-20

C.	Defined Terms	SA-20

SUPPLEMENTAL EXHIBITS		SA NUMBER

AE1.	Escalation Adjustment Airframe and Optional Features - 777-323ER	SA-20

BFE1.	BFE Variables

BFE1-2.	BFE Variables - 777-323ER	SA-25 & SA-26

CS1.	Customer Support Variables

CS1-2	Customer Support Variables - 777-323ER	SA-20

SLP1	Service Life Policy Components

EE1-BR1.	Engine Escalation and Engine Warranty	SA-15

EE1-2.	Engine Escalation, Engine Warranty and Patent Indemnity – 777-323ER	SA-20

P.A. No. 1980		SA-27
Table of Contents, Page iv	BOEING PROPRIETARY

LETTER AGREEMENTS		PA or SA NUMBER
6-1162-AKP-070	Miscellaneous Commitments for Model 737, 757, 767 and 777 Aircraft
6-1162-AKP-071R1	Purchase Obligations	PA3219
6-1162-AKP-072R3	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-20
6-1162-AKP-073R1	Accident Claims and Litigation	PA3219
6-1162-AKP-109R3	Business Considerations	SA-20
6-1162-AKP-110R3	Aircraft Purchase Rights and Substitution Rights	SA-20
Attachment A	Description and Price for Eligible Models	SA-20
Attachment B	Information Regarding MADP Rights	SA-25
Attachment C	Information Regarding QADP Rights	SA-27
Attachment D	Forms of Purchase Agreement Supplement	SA-20
Attachment E	Letter Agreements	SA-20
Attachment F	Information regarding MADP and QADP Rights if no 787s are reconfirmed	SA-20
6-1162-AKP-111	Aircraft Performance Guarantees
AAL-PA-1980-LA-1003346	Aircraft Performance Guarantees - 777-323ER	SA-20
AAL-PA-1980-LA-04205R3	Aircraft Performance Guarantees – 777-323ER	SA-25
6-1162-AKP-112	Spares Matters
6-1162-AKP-113	Model 777 Miscellaneous Commitments
6-1162-AKP-114R1	Installation of Cabin Systems Equipment	SA-22
AAL-PA-1980-LA-1003493	Installation of Cabin Systems Equipment – 777-323ER	SA-20
6-1162-AKP-115	Component and System Reliability Commitments
6-1162-AKP-116	Price Adjustment on Rolls-Royce Engines
6-1162-AKP-117	Delivery Schedule
6-1162-AKP-118R2	Confidentiality	SA-20
6-1162-AKP-204	Multiple Operating Weight Program Model 777-200IGW Aircraft	SA-6
AAL-PA-1980-LA-1003536R1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-21
AAL-PA-1980-LA-1003344	Open Configuration Matters -777-323ER	SA-20
AAL-PA-1980-LA-1104563	Performance Guarantees for Rights Aircraft	SA-23
AAL-PA-1980-LA-1105629	Advance Payments and Permitted Transactions	SA-25

P.A. No. 1980		SA-27
Table of Contents, Page v	BOEING PROPRIETARY

Attachment C to Letter Agreement 6-1162-AKP-110R3 (Model 777)

Information Regarding QADP Rights

[CONFIDENTIAL PORTION OMITTED AND

FILED SEPARATELY WITH THE

COMMISSION PURSUANT TO A REQUEST

FOR CONFIDENTIAL TREATMENT]

PA No. 1980	SA No. 27	Page 1 of 1